UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 23, 2006


                        PREMIER ENTERTAINMENT BILOXI LLC
                                       and
                          PREMIER FINANCE BILOXI CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


       333-114339                                    20-0495680/20-0495563
(Commission File Number)                       (IRS Employer Identification No.)


          777 Beach Boulevard
               Biloxi, MS                                       39530
(Address of Principal Executive Offices)                     (Zip Code)


                                  (228)374-7625
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On May 23, 2006, Premier Entertainment Biloxi LLC (the "Company") received an eight million dollar ($8,000,000) loan from BHR Holdings, Inc. ("BHR"), a wholly-owned indirect subsidiary of Leucadia National Corporation ("Leucadia"), the beneficial owner of an indirect (i) 44% interest (on a fully diluted basis) in the common equity of the Company and (ii) 100% of the Company's 17% preferred equity. Leucadia's designees constitute a majority of the Board of Managers of the Company.

The Company evidenced this loan by executing and delivering a Promissory Note (the "Note") in favor of BHR pursuant to which the Company promised to pay to BHR the principal amount of eight million dollars ($8,000,000), together with interest on the unpaid balance at the lesser of (i) the highest lawful interest rate, or (ii) twelve percent (12%) per annum.

The principal balance of the Note, together with all accrued and unpaid interest thereon, is due and payable on May 23, 2007 or earlier if certain events described in the Note occur (the "Maturity Date").

If payment of the Note is not made on the Maturity Date, BHR will be entitled to pursue any or all remedies to which BHR is entitled under the terms of the Note, at law or in equity. The Note may be prepaid, in whole or in part, without penalty. The form of the Note is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The Company is the owner of the Hard Rock Hotel and Casino Biloxi located in Biloxi, Mississippi, which was severely damaged prior to opening by Hurricane Katrina.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1 Form of Promissory Note of Premier Entertainment Biloxi LLC dated May 23, 2006.


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
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 30, 2006

                                     PREMIER ENTERTAINMENT BILOXI LLC

                                     PREMIER FINANCE BILOXI CORP.


                                     /s/ Todd J. Raziano
                                     ----------------------------------------
                                     Name: Todd J. Raziano
                                     Title: Senior Vice President and
                                            Chief Financial Officer
















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
                                  EXHIBIT INDEX



99.1 Form of Promissory Note of Premier Entertainment Biloxi LLC dated May 23, 2006.






















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